Exhibit 99.2

Courageous Innovation Dedicated to Bringing Game - Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally 2Q 2025 Business Update August 1, 2025

2 This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 , including, but not limited to, strategy, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the precl ini cal and clinical development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expect ati ons regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinic al programs; Ocugen’s expected cash runway, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines and our negotiations regarding the lic ens e agreement with a Korean partner and our potential transaction regarding the OrthoCellix business , which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “ex pec ts,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to ide ntify these forward - looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause a ctual events or results to differ materially from our current expectations, including, but not limited to, the risks that prelimina ry, interim and top - line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non - clinical and clinical d ata and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differ ing interpretations and assessments, including by regulatory authorities; that a definitive agreement for the license with a Korean partner will be d ela yed or not executed at all, or that, if executed, it may not be on terms anticipated; that the OrthoCellix transaction may not close or, if closed, may not result in the benefits anticipated . These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the qua rterly and annual reports that we file with the SEC. Any forward - looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward - looking statements contained in this presenta tion whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward - Looking Statements

Potential for Three Biologics License Applications (BLAs) in the Next Three Years

Product Candidate	Status	U.S./EU Prevalence	Target BLA/MAA Submission
OCU400 Retinitis Pigmentosa (RP) (Gene-agnostic targeting >100 genes, broad indication)	Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial) – on Target to File BLA in 2026 Collaboration with Molly Burke to Raise Awareness for the LiMeliGhT Clinical Trial on Social Media	300,000	2026
OCU410ST Stargardt Disease (*ABCA4* -associated retinopathies >1,200 mutations)	Phase 2/3 Pivotal Confirmatory Initiated Dosing	100,000	2027
OCU410 Geographic Atrophy (GA) – Advanced dry age-related macular degeneration (dAMD)	Completed Phase 2 Recruitment Planning to Initiate Phase 3 in 2026	2-3 million	2028

ocugen

Leader in Ophthalmology Gene Therapies

3

OCU400 First-in-Class Novel Modifier Gene Therapy for RP

Unmet Need

~300,000 people in the U.S./EU and 1.6 million globally suffer from RP, which affects **>100 genes**

One approved product (Luxturna®), a gene therapy, which can address **only one gene** (*RPE65*)

Potential Solution

OCU400 uses a gene-agnostic approach that is delivered via a single, subretinal injection to target all 100 genes associated with RP

A traditional gene therapy approach would require developing 100 different products to address all 100 genes

Recent Accomplishment

- EMA granted eligibility to submit OCU400 MAA via the centralized procedure as an ATMP

Current Status of OCU400:

- Largest orphan gene therapy clinical trial (Phase 3) in progress
- On track to meet 2026 BLA and MAA filing targets
- Process validation (manufacturing) anticipated to be completed this year
- The Data and Safety Monitoring Board (DSMB) recently convened and found no Serious Adverse Events (SAEs) related to OCU400 and recommended to continue study dosing as planned

OCU400 Market Potential


2,000
298,000
Luxturna
OCU 400

Luxturna peak annual sales $52M* (2023) with a patient population of ~2,000

OCU400 has the potential to treat 298,000 patients

First Phase 3 gene therapy clinical trial to receive broad RP indication from **FDA**

Received RMAT & ODD from FDA and OMPD & ATMP from EMA

*https://assets.roche.com

ocugen 4

OCU410ST First-in-Class Novel Modifier Gene Therapy Product for Stargardt Disease

Unmet Need

~100,000 people in U.S./EU and 1 million globally suffer from *ABCA4*-associated retinopathies[1] (>1,200 mutations). Currently there are no approved products in the market.

Potential Solution

OCU410ST has potential to upregulate key functioning genes in the network and create a heathy environment for cells to survive—therefore a single, one-time product for life can be used to treat all Stargardt disease (*ABCA4*-associated retinopathies)

Recent Accomplishments

- Positive 6-month data
- ATMP classification from EMA
- Receiving RPDD designation in May, IND amendment clearance for registration trial in June

Current Status

- FDA approved a Phase 2/3 pivotal confirmatory clinical trial for BLA filing
- Initiated dosing in July for Phase 2/3 study
- Targeting BLA submission by 2027

OCU410ST Market Potential


100,000
OCU410ST

Pricing for current gene therapies ranges between $1-4M/patient

Received ODD & OMPD for *ABCA4*-associated Retinopathies

[1]P Kohli et al., StatPearls, 2024. https://www.ncbi.nlm.nih.gov/books/NBK587351/

[2]https://www.rxcinternational.com/monthly-gene-therapy-review/a-little-earlier-than-expected-sparks-announces-luxturna-pricing-850k

5

Stargardt Disease (GARDian3) Clinical Trial

- The GARDian3 clinical trial for *ABCA4*-related retinopathies including Stargardt disease builds upon encouraging results and positive data from the Phase 1 GARDian trial, which demonstrated 48% slower lesion growth at 12-month follow-up in evaluable treated eyes compared to untreated eyes

- Additionally, evaluable treated eyes showed a statistically significant ($p=0.031$) and clinically meaningful improvement of nearly 2-line/9-letter gain in best corrected visual acuity (BCVA) at 12-month follow-up when compared to untreated eyes.

Mean Change in BCVA


Treated Eye
Untreated Eye
Mean Change in BCVA (ETDRS) from Baseline (±SEM)
10
5
0
-5
-10
*p=0.031
Improvement from Baseline
Stabilization
Decrease from Baseline
Baseline
M3
M6
M12

Mean Change in Total Atrophy


1.5
1.0
0.5
0.0
48%
Untreated Eye
Treated Eye
12M Timeline

Improvement: ≥ 5 ETDRS letters; Stabilization : ±4 ETDRS letters
Data points for M3 (N=6), M6 (N=6); M12 (N=4); *Nearly 9 Letters (Early Treatment Diabetic Retinopathy Scale scale)
Two patients with cataract (1 Low, 1 Med), and 1 High dose patient with loss-to-follow up were not included in the analysis

6

OCU410 First - in - Class Novel Modifier Gene Therapy for GA 7 • 2 approved products for GA: FY ‘24 sales SYFOVRE ® (Apellis): $611M (Full Year) IZERVAY (Astellas): $107M • OCU410 has potential to treat 2 - 3 million patients in U.S. and EU • Pricing for current gene therapies ranges between $1 - 4M/patient There remains no approved treatment for GA in Europe ¹DB Rein et al., JAMA Ophthalmol , 2022. doi : 10.1001/jamaophthalmol.2022.4401 ²CJ Thomas et al., Med Clin North Am , 2021. doi : 10.1016/j.mcna.2021.01.003 (2021). Unmet Need ~19 million people in U.S. and EU and 260 million globally suffer from dAMD 1 ~2 - 3 million people in U.S. & EU and ~8 million globally suffer from GA — advanced dAMD 2 Currently, approved products target only one disease pathway associated with GA and address 25% the patient population. These treatments require 6 - 12 injections per year and have associated side effects. Potential Solution OCU410 is designed to regulate all four pathways associated with GA: lipid metabolism, inflammation, oxidative stress, and complement with a single, subretinal injection Current Status of OCU410: • Phase 2 enrollment complete • Planning to initiate Phase 3 in 2026 and targeting BLA submission in 2028 Recent Accomplishments • Phase 1 data at 12 months demonstrated a 23% slower lesion growth in treated eyes in addition to 2 - line (10 - letter) gain in the visual function when compared to untreated eyes • Preliminary data from Phase 2 interim analysis (N=31) at 6M demonstrates 27% slower lesion growth in treated eyes when compared to control untreated eyes

GA Lesion Growth after single sub - retinal injection – All Subjects (Phase 1) • 23% slower GA lesion growth in treated eyes versus fellow eyes after single injection Data points at 12M (N=6) GA growth rates per Natural History Studies obtained from Proxima A study 12M 0.0 0.5 1.0 1.5 2.0 M e a n c h a n g e f r o m B a s e l i n e i n G A l e s i o n ( m m 2 ) Treated Eye Untreated Eye 23% 8

Preservation of Visual Function (LLVA) in OCU410 Treated vs Untreated Eyes (Phase 1) Stabilization : ± 4 letters from Baseline; Improvement: ≥5 Letters from Baseline Data points at 3M (N=8), 6M (N=7), 12M (N=6) BL 3M 6M 12M -25 -20 -15 -10 -5 0 5 10 M e a n c h a n g e i n L L V A ( E T D R S ) f r o m B a s e l i n e Treated Eye Untreated Eye Treated eyes demonstrated improvement compared to untreated in visual function demonstrating treatment benefit Treated eyes demonstrate 2 - line (10 - letter) stabilization/gain in the visual acuity when compared to untreated fellow eyes Meaningful VA decrease Stabilization 9

GA Lesion Growth after single sub - retinal injection: Phase 2 – Preliminary Data 27% slower GA lesion growth in evaluable treated eyes versus fellow eyes after single injection 6M 0.0 0.5 1.0 1.5 M e a n C h a n g e f r o m B a s e l i n e ( ± S E M ) i n G A l e s i o n ( m m 2 ) Control Eyes Treated Eyes GA: geographic atrophy; Data points at 6M , N=9 (Control), N= 22 (Treated) 27% 10

11 13 12% 27% 0 5 10 15 20 25 30 PM (6M) PEOM (6M) OCU410(6M) Lesion Growth Reduction vs pooled sham or control (untreated) OCU410 Treatment shows reduction in GA Lesions at 6M (Phase 2 — Preliminary Data) Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated. Includes both foveal and subfoveal GA: geographic atrophy; PM= pegcetacoplan every month; PEOM= pegcetacoplan every other month Preservation = Amount to retinal tissue protected from atrophy progression due to treatment * Treated Eyes that received OCU410 Medium dose and OCU410 High Dose were combined for analysis Single sub - retinal injection of OCU410 is more effective in slowing the GA lesion growth when compared to PM and PEOM treatment OCU410 treatment* shows clinically meaningful reduction at 6M when compared to untreated control eyes and compared to PM and PEOM 13%

12 0.14 0.12 0.31 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 PM (6M) PEOM (6M) OCU410(6M) Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm 2 ) OCU410 Treatment Preserves Retinal Tissue in GA Lesions (Phase 2 – Preliminary Data) Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated. Includes both foveal and subfoveal GA: geographic atrophy; PM= pegcetacoplan every month; PEOM= pegcetacoplan every other month Preservation = Amount to retinal tissue protected from atrophy progression due to treatment * Treated Eyes that received OCU410 Medium dose and OCU410 High Dose were combined for analysis Single sub - retinal injection of OCU410* is more effective in preserving retinal tissue around GA lesions when compared to PM and PEOM treatment OCU410 treatment preserves more retinal tissue around the GA lesions of treated eyes at 6M compared to PM and PEOM 0.13

Binding Term Sheet Signed for our First Regional Partnership for OCU400 and Announced the spin - off of NeoCart into OrthoCellix 13 OCU400 • Company signed a term sheet to negotiate and enter into a licensing agreement with a well - established leader in the pharmaceutical and healthcare sector in Korea • We are in conversations to explore a variety of partnering opportunities for OCU400 and all our gene therapy candidates NeoCart • The planned reverse merger between OrthoCellix (a subsidiary) and Carisma will form a Nasdaq - listed company focused on advanced regenerative cell therapies, using a first - of - its - kind technology • This strategic move is intended to create value for Ocugen stockholders without dilution of Ocugen stock, as OrthoCellix is planned to be funded with $25 million in private financing • Under the Exchange Ratio formula in the Merger Agreement OrthoCellix’s value is estimated at $135 million

New Appointments to Board of Directors, Retina SAB & Executive Team 14

Financial Update 15

Financial Update Three months ended June 30, 2025 Statement of Operations 2024 2025 $8.9 $8.4 Research and development expense $7.7 $6.8 General and administrative expense $0.2 $(1.1) Interest (expense) income, net $(15.3) $(14.7) Net loss $(0.06) $(0.05) Net loss per share of common stock — basic and diluted December 31, 2024 (audited) June 30, 2025 Balance Sheet Data $58.8 $27.3 Cash and restricted cash $27.3 $28.0 Debt 291,367,558 292,192,061 Shares outstanding 16 Except as otherwise noted, all amounts are unaudited; in millions, except per share amounts Certain amounts may not add due to rounding

Questions & Answers 17

18 Ocugen Vision Fully integrated, patient - centric b iotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation